UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015

AGREE REALTY CORPORATION
(Exact name of registrant as specified in its Charter)

Maryland	1-12928	38-3148187
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 East Long Lake Road, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2015, Agree Realty Corporation (the “Company”) announced that Matthew M. Partridge had been appointed as Executive Vice President, Secretary and Chief Financial Officer of the Company, effective January 11, 2016. Mr. Partridge, 32, is currently the Vice President of Finance at Pebblebrook Hotel Trust a publicly traded real estate investment trust where he was responsible for strategic planning, capital markets activities, risk management and investor relations. Prior to joining Pebblebrook he held positions at Phillips Edison & Company focusing on acquisitions and investment management and at Huron Consulting Group.

The Company and Mr. Partridge have entered into an Employment Agreement (the “Agreement”). Pursuant to the Agreement, Mr. Partridge will be granted a restricted stock award covering shares with a value of approximately $250,000, which award will vest in five consecutive annual installments beginning on January 11, 2017.

The Agreement provides for an initial annual salary of $225,000 and entitles Mr. Partridge to participate in the Company’s annual incentive plan and long term incentive plan. Mr. Partridge will also be entitled to participate with other executive officers in the Company’s employee fringe benefit plans and will be reimbursed for certain relocation expenses. In addition, the Agreement provides for certain benefits upon termination of Mr. Partridge’s employment under certain circumstances, including a change of control of the Company, as defined in the Agreement.

The foregoing does not constitute a complete summary of the terms of the Agreement and reference is made to the complete form of the Agreement that is attached as Exhibit 10.1 to this report and hereby incorporated by reference herein.

Also effective January 11, 2016, Kenneth R. Howe, the Company’s current Interim Chief Financial Officer and Secretary, will no longer serve in that position.

In a press release dated November 23, 2015, the Company announced the appointment of Mr. Partridge. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Employment Agreement, dated November 4, 2015, between Agree Realty Corporation and Matthew M. Partridge.

99.1	Press Release dated November 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: November 23, 2015	By:	/s/ JOEL N. AGREE
Joel N. Agree, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement, dated November 4, 2015, between Agree Realty Corporation and Matthew M. Partridge.

99.1	Press Release, dated November 23, 2015.